UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of principal executive offices)	(Zip Code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 10, 2014, First Interstate BancSystem, Inc. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Mountain West Financial Corp. (“Mountain West”) in a transaction in which the consideration will be paid partly in stock and partly in cash.  Under the terms of the Merger Agreement, Mountain West will merge with and into the Registrant (the “Merger”).  Mountain West is the parent company of Mountain West Bank, National Association (the “Bank”), and the Registrant expects that within six months following the consummation of the merger, the Bank will be merged with and into First Interstate Bank.

The boards of Mountain West and the Registrant have each unanimously approved the Merger Agreement.  The Merger is currently expected to close in mid-2014.  Consummation of the Merger is subject to several conditions, including receipt of applicable regulatory approval and approval by the stockholders of Mountain West.  The Registrant intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 to register the shares described below as well as in connection with the solicitation of proxies by Mountain West.

Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Mountain West common stock will be cancelled and converted into the right to receive 0.2552 shares of the Registrant’s Class A Common Stock plus $7.125 in cash, or, if a Mountain West stockholder properly elects and subject to the limitations contained within the Merger Agreement, an amount in all cash or all stock intended to be substantially equal in value to the above described combination of stock and cash merger consideration.  The value received by Mountain West stockholders in the aggregate and on a per share of Mountain West common stock basis will fluctuate prior to the completion of the merger based on the prevailing market price of the Registrant’s Class A Common Stock. Based on the closing price on the Nasdaq Global Market of the Registrant’s Class A Common Stock of $24.77 on February 10, 2014, Mountain West shareholders would have received consideration value at approximately $13.45 per share, with a total value paid to Mountain West shareholders and option holders of approximately $72.8 million

The Merger Agreement contains customary representations, warranties and covenants of the Company and Mountain West including covenants that require: (1) Mountain West to conduct its business in the ordinary course of business and (2) subject to certain exceptions, Mountain West to refrain from soliciting, initiating, encouraging or facilitating inquiries or proposals with respect to, participating in any discussions or negotiations concerning, or entering into any agreement regarding any acquisition proposal.  The Merger Agreement also provides for certain termination rights for both the Registrant and Mountain West, and further provides that under certain circumstances, including a termination of the Merger Agreement for a superior proposal, Mountain West will be obligated to pay the Registrant a termination fee of $3 million.  Mountain West may also terminate the Merger Agreement, unless the Registrant elects to increase the merger consideration it has agreed to pay under the Merger Agreement, if during the twenty business days preceding the fifth business day prior to closing the merger the average closing price of the Registrant’s Class A Common Stock is less than $20 per share.  The foregoing description of the Merger Agreement is summary in nature and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the joint press release issued by the Registrant and Mountain West on February 10, 2014 announcing the execution of the Merger Agreement is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Investor Conference Call

The Registrant’s management will review additional information regarding the transaction in a conference call beginning at 10:00 a.m. Mountain Time on Tuesday, February 11, 2014.  The call may be accessed by dialing 1-888-317-6016. To participate via the Internet, log on to www.FIBK.com. A replay will be available approximately one hour after the end of the conference call by dialing 1-877-344-7529. The conference ID is 10041082. The call will also be archived on the Registrant’s website, www.FIBK.com. By including the foregoing website address, the Registrant does not intend to and shall not be deemed to incorporate by reference any material contained therein. The slides to be used in connection with the conference call are filed herewith as Exhibit 99.4 and is incorporated by reference herein.

Additional Information About the Merger and Where to Find it

The Registrant intends to file with the SEC a proxy statement/prospectus and other relevant materials in connection with the Merger, including the definitive Merger Agreement.  The proxy statement/prospectus will be mailed to the shareholders of Mountain West.  Investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Mountain West, the Registrant and the Merger.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by the Registrant with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by First Interstate with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

Cautionary Note Regarding Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties.  Any statements about the Registrant’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements.  Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions.  Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements.  Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving the Registrant and Mountain West, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following:  the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Registrant and Mountain West operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and Mountain West Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.

These factors are not necessarily all of the factors that could cause the Registrant ‘s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements.  Other unknown or unpredictable factors also could harm the Registrant’s or the combined company’s results.

All forward-looking statements attributable to the Registrant, the combined company or persons acting on the Registrant’s behalf are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and the Registrant does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws.  If the Registrant updates one or more forward-looking statements, no inference should be drawn that the Registrant will make additional updates with respect to those or other forward-looking statements.

Cautionary Statement Regarding Representations and Warranties

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant or Mountain West, or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Agreement and Plan of Merger effective as of February 10, 2014 by and between First Interstate BancSystem, Inc. and Mountain West Financial Corp.
99.2	Form of Voting and Support Agreement (included as Exhibit B to the Agreement and Plan of Merger filed herewith as Exhibit 99.1)
99.3	Press Release dated February 10, 2014 announcing the merger agreement.
99.4	Investor Presentation dated February 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

	By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Agreement and Plan of Merger effective as of February 10, 2014 by and between First Interstate BancSystem, Inc. and Mountain West Financial Corp.
99.2	Form of Voting and Support Agreement (included as Exhibit B to the Agreement and Plan of Merger filed herewith as Exhibit 99.1)
99.3	Press Release dated February 10, 2014 announcing the merger agreement.
99.4	Investor Presentation dated February 11, 2014